NATIONWIDE MUTUAL FUNDS
Nationwide Janus Henderson Overseas Fund (formerly, Nationwide AllianzGI International Growth Fund)

Supplement dated August 1, 2023
to the Summary Prospectus dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the heading “Portfolio Management - Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Julian McManus	Executive Vice President and Portfolio Manager	Since 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE